                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                  ------------

                                   FORM 8-K/A

                                Amendment  No. 1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                     December 16, 1998 (September 29, 1998)
                     --------------------------------------
                Date of Report (Date of earliest event reported)

                         HEARST-ARGYLE TELEVISION, INC.
                         ------------------------------
             (Exact Name of Registrant as Specified in its Charter)



      Delaware                         000-27000                                   74-271753
      --------                         ---------                                   ---------
(State of Organization)           (Commission File Number)           (IRS Employer Identification No.)



                               888 Seventh Avenue
                            New York, New York 10106
                            ------------------------
        (Address of Registrant's Principal Executive Office) (Zip Code)

                                 (212) 887-6800
                                 --------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events.
         ------------

     This Current Report on Form 8-K/A amends the Current Report on Form 8-K, dated September 29, 1998 (the "September 29 8-K") of Hearst-Argyle Television, Inc., to replace the Pulitzer Broadcasting Company and Subsidiaries consolidated financial statements as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997 and as of June 30, 1998 and for the six months ended June 30, 1998 and 1997, and the Unaudited Pro Forma Combined Condensed Financial Statements of Hearst-Argyle Television, Inc. (giving effect to the Pulitzer Merger both including and excluding the Kelly Transaction) filed as Exhibits 99.1 and 99.2, respectively, to the September 29 8-K with the revised Pulitzer Broadcasting Company and Subsidiaries consolidated financial statements as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997 and as of June 30, 1998 and for the six months ended June 30, 1998 and 1997, and the revised Unaudited Pro Forma Combined Condensed Financial Statements of Hearst-Argyle Television Inc. (giving effect to the Pulitzer Merger both including and excluding the Kelly Transaction) filed as Exhibits 99.1 and 99.2, respectively, hereto.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (c)  Exhibits.

                  23.1              Consent of Deloitte & Touche LLP.

                  23.2              Consent of Deloitte & Touche LLP.

                  99.1 Pulitzer Broadcasting Company and Subsidiaries consolidated financial statements as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997 and as of June 30, 1998 and for the six months ended June 30, 1998 and 1997.

                  99.2 Unaudited Pro Forma Combined Condensed Financial Statements of Hearst-Argyle Television, Inc. (giving effect to the Pulitzer Merger both including and excluding the Kelly Transaction).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HEARST-ARGYLE TELEVISION, INC.


                                   By:     /s/ Dean H. Blythe
                                           ---------------------------------
                                           Dean H. Blythe
                                           Senior Vice President-
                                           Corporate Development, Secretary
                                           and General Counsel

Date: December 16, 1998

                                 EXHIBIT INDEX

Exhibit No.              Exhibit
-----------              -------

23.1                     Consent of Deloitte & Touche LLP.

23.2                     Consent of Deloitte & Touche LLP.

99.1 Pulitzer Broadcasting Company and Subsidiaries consolidated financial statements as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997 and as of June 30, 1998 and for the six months ended June 30, 1998 and 1997.

99.2 Unaudited Pro Forma Combined Condensed Financial Statements of Hearst-Argyle Television, Inc. (giving effect to the Pulitzer Merger both including and excluding the Kelly Transaction).